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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                              August 21, 1998
                   -------------------------------------
             Date of Report (Date of earliest event reported)



                             CIENA Corporation
                  -----------------------------------------
          (Exact name of registrant as specified in its charter)



          Delaware                    0-21969        23-2725311
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   (State or other jurisdiction    (Commission        (IRS Employer
    of incorporation)                 File No.)    Identification No.)



              1201 Winterson Road, Linthicum, Maryland 21090
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            (Address of principal executive offices) (Zip Code)



            Registrant's telephone number, including area code:
                                 (410) 865-8500
            ---------------------------------------------------


                              Not applicable
           ----------------------------------------------------
       (Former name or former address, if changed since last report)


                          Exhibit Index on Page 4

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Item 5.     Other Events.
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            CIENA Corporation and Tellabs, Inc. agreed on August 21, 1998 to adjourn their respective shareholder meetings until September 9, 1998. Further details are included in a copy of the press release, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

            On August 21, 1998, CIENA Corporation issued another press release providing certain additional information relating to the events surrounding the postponement of the meetings. This press release is attached hereto as Exhibit
99.2 and incorporated by reference herein.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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                  99.1  Press Release, dated August 21, 1998.

                  99.2  Press Release, dated August 21, 1998.




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                                  SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CIENA Corporation




Date:  August 24, 1998                By: /s/ G. Eric Georgatos
                                         -------------------------------
                                         G. Eric Georgatos
                                         Vice-President, General Counsel
                                           and Secretary





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                               EXHIBIT INDEX



Exhibit No.       Description
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
    99.1          Press Release, dated August 21, 1998.

    99.2          Press Release, dated August 21, 1998.







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